UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:

March 22, 2005

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01	Regulation FD Disclosure.

On March 22, 2005, Mattel issued a press release regarding its share repurchase program, a copy of which is furnished as Exhibit 99.0 hereto. This exhibit is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.0.1	Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

This exhibit is furnished pursuant to Item 7.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.0	Press release dated March 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ CHRISTOPHER O’BRIEN
Christopher O’Brien Vice President and Assistant General Counsel

Date: March 22, 2005

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